                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

     AMENDMENT, dated as of July 31, 1996 (this "Amendment"), to the Registration Rights Agreement, dated as of October 15, 1993 (as amended or modified from time to time, the "Agreement"), by and among United Auto Group, Inc. (formerly EMCO Motor Holdings, Inc.), a Delaware corporation (the "Company"), the investors listed on Exhibit A thereto and Ezra P. Mager (the "Investors"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

     WHEREAS, on July 10, 1996, the Company issued and sold to the Investors an aggregate of 306,346 shares of Class A Preferred Stock, par value $0.0001 per share ("Preferred Stock");

     WHEREAS, as a condition to the purchase of their portion of such shares of Preferred Stock by the Investors party hereto, the Company and such Investors agreed that such shares will be entitled to the benefits of the Agreement;

     WHEREAS, on July 10, 1996, the Company issued and sold warrants (the "Additional Warrants") to purchase up to an aggregate of 93,747 shares of Preferred Stock to the initial holders of the warrants (the "Mezzanine Warrants") issued pursuant to the Securities Purchase Agreements dated as of September 22, 1995;

     WHEREAS, as a condition to the purchase of the Additional Warrants, the Company and the purchasers thereof agreed that the Additional Warrants will contain substantially the same registration rights as the Mezzanine Warrants;

     WHEREAS, on July 31, 1996, the Company issued and sold 10,000 shares of Preferred Stock to Richard Sinkfield;

     WHEREAS, as a condition to the purchase of such shares of Preferred Stock by Mr. Sinkfield, the Company agreed that such shares will be entitled to the benefits of the Agreement; and

     WHEREAS, the parties hereto collectively hold or have the right to acquire a majority of the outstanding Registrable Securities;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. The Agreement is hereby amended by adding the following to the end of clause (i) of Section 1.1(g) thereof: "and upon conversion of the shares of Class A Preferred Stock, par value $0.0001 per share, issued and sold to the Investors on July 10, 1996 and to Richard Sinkfield on July 31, 1996."

     Section 2. For purposes of Section 1.8 of the Agreement, any reference to "Warrants" shall be deemed to refer to both the Mezzanine Warrants and the Additional Warrants.

     Section 3. Richard Sinkfield shall be a party to the Agreement for all purposes thereunder.

     Section 4. Except for the amendments expressly provided herein, the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. The amendments provided herein shall be limited precisely as drafted and shall not be construed to an amendment, modification or waiver of any other provision of the Agreement other than as specifically provided herein.

     Section 5. This Amendment may be executed in any number of counterparts by the parties hereto, and all of said counterparts when taken together shall be deemed to constitute one and the same instrument.


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

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

                         UNITED AUTO GROUP, INC.


                         By: /s/ Philip N. Smith, Jr.
                            ------------------------------
                            Philip N. Smith, Jr.
                            Vice President

                         TRACE INTERNATIONAL HOLDINGS, INC.


                         By: /s/ Philip N. Smith, Jr.
                            -------------------------------
                            Philip N. Smith, Jr.
                            Senior Vice President

                         TRACE AUTO HOLDINGS, INC.


                         By: /s/ Philip N. Smith, Jr.
                            --------------------------------
                            Philip N. Smith, Jr.
                            Vice President

                         AENEAS VENTURE CORPORATION


                         By: /s/ John M. Sallay
                            --------------------------------
                            John M. Sallay
                            Authorized Signatory


                         By: /s/ Michael R. Eisenson
                            --------------------------------
                            Michael R. Eisenson
                            Authorized Signatory

                         AIF II, L.P.

                         By Apollo Advisors, L.P.
                            Managing General Partner

                         By Apollo Capital Management, Inc.
                            General Partner


                         By: /s/ Michael D. Weiner
                            --------------------------------
                            Michael D. Weiner

Accepted and agreed to as of
 the date first above written:


/s/ Richard Sinkfield
- ------------------------------
Richard Sinkfield


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